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     UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                  Washington, D.C. 20549



                         FORM 8-K

                      CURRENT REPORT


Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 1996

                               [KEYCORP LOGO]
                                  KEYCORP
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

       Ohio                    0-850                63-0593897
- --------------------     -----------------     --------------------
 (State or other          Commission File        (I.R.S. Employer
 jurisdiction of              Number            Identification No.)
 incorporation or
  organization)


   127 Public Square, Cleveland, Ohio                    44114-1306
- ----------------------------------------            -------------------
(Address of principal executive offices)                 (Zip Code)

     Registrant's telephone number, including area code:  (216) 689-6300



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ITEM 5.   OTHER EVENTS
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          On April 18, 1996, the Registrant issued a press release announcing its earnings results for the three month period ended March 31, 1996. This press release is attached as Exhibit 99 to this report and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
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(c)  Exhibits
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     99.   The Registrant's April 18, 1996, press release announcing its earnings results for the three month period ended March 31, 1996.


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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         KEYCORP
                                           -----------------------------------
                                                       (Registrant)


Date:  April 19, 1996                       /s/   Lee Irving
                                           -----------------------------------
                                            By:   Lee Irving
                                                  Executive Vice President
                                                  and Chief Accounting Officer